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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: MAY 15, 2003

                            ATP OIL & GAS CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-32261

                Texas                                     76-0362774
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                     Identification No.)


                         4600 Post Oak Place, Suite 200
                              Houston, Texas 77027
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (713) 622-3311
              (Registrant's telephone number, including area code)

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Item 9. --  Regulation FD Disclosure

The information included in this report is intended to be furnished under "Item 12. Results of Operations and Financial Condition" and is furnished under "Item 9. Regulation FD Disclosure."

On May 15, 2003, ATP Oil & Gas Corporation, a Texas corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.

                              ATP Oil & Gas Corporation

Date:  May 15, 2003           By:      /s/ Albert L. Reese, Jr.
                                       ----------------------------------------
                                       Albert L. Reese, Jr.
                                       Senior Vice President and Chief
                                       Financial Officer


                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------
99.1          ATP Oil & Gas Corporation Press Release dated May 15, 2003

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